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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: December 30, 1997
(Date of earliest event reported)


                      Commercial Mortgage Acceptance Corp.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Missouri                    333-13725                     43-1681393
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  (State or Other               (Commission                 (I.R.S. Employer
  Jurisdiction of               File Number)               Identification No.)
  Incorporation





              210 West 10th Street, Kansas City, Missouri 64105
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (816) 435-5000



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Item 1. Changes in Control of Registrant

Not applicable

Item 2. Acquisition or Disposition of Assets

                  The Registrant registered issuance of $746,800,000 principal amount of Commercial Mortgage Pass-Through Certificates pursuant to the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-13725) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, $746,800,800 in aggregate principal amount of Commercial Mortgage Pass-Through Certificates (the "Certificates") were issued on December 30, 1997. A Current Report on Form 8-K was filed on January 14, 1998, which Current Report on Form 8-K contained as
Exhibit 99.1 thereto a copy of the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among Commercial Mortgage Acceptance Corp., as Depositor, Midland Loan Services, L.P., as Master Servicer and Group 1 Special Servicer, CRIIMI MAE Services Limited Partnership, as Group 2 Special Servicer and NOM Special Servicer, LaSalle National Bank, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent, executed in connection with the issuance of the Certificates. Such copy of Pooling and Servicing Agreement, as filed on January 14, 1998, differs in immaterial respects from the Pooling and Servicing Agreement actually executed by the parties thereto, which Pooling and Servicing Agreement in the form actually executed by the parties thereto is filed as Exhibit 99.1 to this Current Report on Form 8-K (and is marked to indicate all differences from the previously filed version).

Item 3. Bankruptcy or Receivership

Not applicable

Item 4. Changes in Registrant's Certifying Accountant

Not applicable

Item 5. Other Events

Not applicable


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Item 6. Resignation of Registrant's Directors

Not applicable

Item 7. Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Exhibits

99.1 - Pooling and Servicing Agreement, dated as of December 1, 1997.

Item 8. Change in Fiscal Year

Not applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMMERCIAL MORTGAGE
                                         ACCEPTANCE CORP.
                                         (Depositor)

January 26, 1998                         /s/ Leon Bergman
----------------------                   --------------------------
Date                                     Name:
                                         Title:


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                                 EXHIBIT INDEX

Exhibit No.                         Description
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99.1                       Pooling and Servicing Agreement



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